Exhibit 99.1

Investor Presentation Fourth Quarter 2010 www.inlandrealestate.com NYSE: IRC March 2011

2 IRC SNAPSHOT PROFILE • Inception 1994; self-administered and self-managed 2000; listed on NYSE June 2004 • Target Upper Midwest markets – Total Portfolio: 84% of retail SF in high density infill locations in Chicago & Minneapolis MSAs • 142 Neighborhood, Community, Power, Lifestyle centers and single-tenant properties1 • 14 million SF of leasable space under management in 12 states1 • $1.7 billion in asset acquisition value1 • $1.7 billion total capitalization (12/31/10) Source: Company filings. Portfolio data current as of 12/31/10 (1) Includes two non-retail properties and retail properties in unconsolidated joint ventures at 100 percent; excludes development JVs and non-owned, managed IREX JV properties; $1.7B in assets based on full purchase price acquisition value.

EXPERIENCED LEADERSHIP TEAM

LEADERSHIP TEAM AVERAGES 20+ YEARS REAL ESTATE EXPERIENCE

Senior Leadership	***Inland Tenure***	***Background / Experience***
Thomas D'Arcy Non-executive chairman	6 yrs. as IRC independent director & audit committee member (20+ yrs. real estate experience)	President & CEO of Grubb & Ellis; formerly CEO of a publicly traded, Midwest-focused shopping center REIT
Mark Zalatoris President & CEO	25 yrs.	Appointed president & CEO April 2008; EVP & COO 2004-2008; CFO 1994-2004; extensive knowledge of portfolio
Brett Brown Chief Financial Officer	7 yrs. (15 yrs. at Great Lakes REIT)	Extensive public company reporting experience; former Great Lakes REIT SVP – Financial Reporting
Scott Carr President, Inland Commercial Property Management Inc.	23 Yrs.	Has overseen property management operations since 1994; strong retailer relationships
William Anderson Vice President, Transactions	21 Yrs.	Skilled at analyzing, negotiating retail center acquisitions & dispositions

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Inland Real Estate Corporation

4 OPERATING STRATEGY • Defensive Portfolio – primarily value and necessity retail – Centers with grocer / drug / discount component 72% of total portfolio retail GLA • Resilient Midwest Markets – Strong demographics dense populations, high incomes, diverse economies – High barriers to entry • Portfolio Scale in core markets – Facilitates retailer market launches, expansions and relocations • Asset Clustering in key submarkets – Provides leasing flexibility & management efficiencies – including pricing power with vendors

5 OPERATING STRATEGY • Strong balance sheet focus – Sources of opportunity capital in place: Renewed $150 MM line of credit facility in 2Q10 Established ATM equity program: authorized to issue up to $100 MM in common stock Formed PGGM JV: PGGM to provide $70 MM toward contributed properties, $60 MM toward new acquisitions – Well-balanced debt maturity profile: Only 30% of total consolidated debt due to mature within next 2 yrs from more than 80% at YE 2009 — Total debt-to-total market capitalization rate: 53.3% at year end; 54.7% as of 2/24/11 • Revitalized tenant mix – 72% annual base rent from national retailers 1 – No single tenant accounts for more than 3.2% of annual base rent , excluding top 3 tenants Jewel/Cub (SUPERVALU), Roundy’s, Dominick’s (Safeway) 1 • Strong leasing supports solid leased occupancy rate: 93.3% as of 12/31/10 1 – For 2010 set company record for SF leased within the total portfolio in a single year: 372 leases signed for 2.1 million SF of GLA – increase of 40+% in SF leased over 2009 • JVs have potential to add value Source: Company and company filings as of 12/31/10 (1) Based on total portfolio

6 CORE MARKETS Chicago and Minneapolis Sources: IRC MSA leased occupancy from Company ; MSA average occupancy from CB Richard Ellis MarketView Fourth Quarter 2010 reports . Note: IRC market summary & MSA portfolio occupancy rates exclude non-retail properties & development JVs; based on IRC’s pro-rata share of properties in unconsolidated JVs . • Centers are well located in IRC’s core markets as demonstrated by the portfolio’s occupancy statistics – Occupancy is consistently 200-300+ basis points higher than core MSA averages IRC Midwest locations MSA # of Retail Properties Total Retail GLA (MM) % of Retail Portfolio Chicago MSA 87 8,743,801 65.74% Minneapolis MSA 25 2,359,094 17.74% Other Markets 25 2,196,909 16.52% Total 137 13,299,804 100.0% IRC Market Summary @ 12/31/10 (Total Portfolio) MSA IRC Portfolio Occupancy (1) CBRE MSA Average Occupancy (1) IRC Variance to MSA Chicago MSA 91.7% 89.2% + 250 bps Minneapolis MSA 97.3% 91.3% + 600 bps Total Portfolio Leased Occupancy @ 12/31/10

7 • Chicago MSA is the third largest metropolitan market in the U.S. with a population base of 9.7+ million – Economy: $500 billion in size; globally-diversified, including 160 company headquarters, 30 Fortune 500 companies – Labor force data: 4.9 million jobs; unemployment rate 8.7% as of December 2010 CHICAGO MARKET SNAPSHOT Sources: Market information: Chicagoland Chamber of Commerce; unemployment rate: U.S. Bureau of Labor Statistics (preliminary data monthly unemployment rate as of 12-10). Retailer information: The Retail Business Market Research Handbook, published by Richard K. Miller & Associates; Melaniphy’s 2010 Chicagoland Retail Sales Report 3/10. Chicago-Naperville-Joliet, IL-IN-WI Retail Sector Annual Sales Market Leaders (in Order) Supermarkets $ 18.14 billion Jewel/SUPERVALU, Dominick’s/Safeway General Merchandisers $ 12.59 billion Wal-Mart, Target Drug Stores $ 9.70 billion Walgreens, CVS Apparel $ 4.3 billion Furniture / Electronics $ 4.9 billion

8 CHICAGO MARKET Shopping Center REIT Ownership Data includes shopping centers plus single tenant retail properties with JVs at 100%, excluding ground leases . IRC data based on total portfolio as of 12/31/10, plus Joffco Square acquisition announced 1/13/11. Peer data source: SNL as of 2/25/11, peers’ websites and 4Q10 property lists. • IRC is the largest shopping center REIT operating in the Chicago MSA based on retail SF and number of assets CHICAGO MSA RETAIL PROPERTY GLA (SF) BY REIT 8,839 4,326 2,611 2,000 752 401 304 285 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 IRC 88 Assets KIM 30 Assets REG 19 Assets DDR 7 Assets FRT 4 Assets RPT 3 Assets WRI 1 Asset KRG 4 Assets G L A (S q . F t . I n T h o u s a n d s )

9 MINNEAPOLIS MARKET SNAPSHOT Sources: Market information: GMP is the market value of all goods/services produced in a metro area as calculated by the Bureau of Economic Analysis within the U.S. Dept. of Commerce; other market information sourced from the Minneapolis Chamber of Commerce; unemployment rate: U.S. Bureau of Labor Statistics. Retailer information: The Retail Business Market Research Handbook, published by Richard K. Miller & Associates Minneapolis-St. Paul-Bloomington, MN-WI Retail Sector Annual Sales Market Leaders (in Order) Supermarkets $ 5.77 billion Cub/SUPERVALU, Roundy ’s, Target, Byerly ’s/Lund’s General Merchandisers $ 6.79 billion Target, Wal-Mart, Costco Drug Stores $ 2.44 billion Walgreens, Sny der’s • Minneapolis-St. Paul MSA is the 16th largest metropolitan market in the U.S. with a population base of 3.2+ million – Economy: Gross Metropolitan Product (GMP) of $194 billion; home to nearly 20 Fortune 500 companies – Labor force data: 1.9 million jobs; unemployment rate 6.5% as of December 2010

10 MINNEAPOLIS MARKET Shopping Center REIT Ownership • IRC is the largest shopping center REIT operating in the Minneapolis MSA based on retail SF and number of assets MINNEAPOLIS-ST. PAUL MSA RETAIL PROPERTY GLA (SF) BY REIT Data includes shopping centers plus single tenant retail properties with JVs at 100%. IRC data based on total portfolio as of 12/31/10. Peer data source: SNL as of 2/25/11, peers’ websites and 4Q10 property lists. 2,359 1,125 691 484 0 500 1,000 1,500 2,000 2,500 IRC 26 Assets KIM 6 Assets DDR 2 Assets REG 3 Assets S q . F t. ( I n T h o u s a n d s )

11 STRONG MARKET DEMOGRAPHICS IRC data source: Claritas 3-mile data as of August 2010. IRC stats ar e an average of Claritas’ three-mile data for all stabilized IRC retail properties . Peer data s ource: Green Street Advisors, “Strip Center REITs: August ‘10 Update” ; Per Green Street, individual company snapshots are typically published once per year. • IRC’s retail centers are supported by strong demographics and high barriers to entry – These traits enhance the portfolio’s resiliency and protect it from new supply MEDIAN 3-MILE HOUSEHOLD INCOME AVERAGE 3-MILE POPULATION $83,000 $78,000 $72,000 $70,000 $68,000 $66,000 $58,000 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 FRT REG DDR IRC KIM EQY WRI 143,000 107,000 102,000 91,000 89,000 80,000 80,000 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 FRT KIM WRI REG IRC EQY DDR

12 TOTAL PORTFOLIO COMPOSITION GLA BY TYPE OF CENTER / ANNUAL BASE RENT BY TYPE OF TENANT (1) Data as of 12/31/10. Notes: Total portfolio data excludes non retail IREX JV properties Total Portfolio GLA by Property Type Total Portfolio Annual Base Rent by Retailer Type Neighborhood & Community 53% Power 34% Lifestyle 4% Single-tenant 9% Jewel/Cub (SuperValu) 7% Roundy's 5% Dominick's (Safeway) 4% TJX Co. 3% Carmax 3% PetSmart 2% Kroger 2% Best Buy 2% Sports Authority 2% Michael's 2% Retail Ventures (DSW) 1% Bed Bath & Beyond 1% GAP 1% OfficeMax 1% Dollar Tree 1% Barnes & Noble 1% Party City 1% Other National Retailers 33% Regional Retailers 4% Local Retailers 24% • Defensive focus: centers with grocer/drug/discount component comprise 72% of total retail GLA • National and regional retailers comprise 77% of total portfolio annual base rent

DIVERSIFIED TENANT BASE

- IRC's portfolio contains a strong and diversified tenant base
- IRC's top three tenants are the leading grocers in their respective markets

Total Portfolio Major Tenant Summary (1% or More of Annual Base Rent)

Tenant Name	Number of Stores	Annual Base Rent (1) (in thousands)	% of Annual Base Rent	GLA Square Feet	% of Total Square Footage
Jewel / Cub (SUPERVALU) (2)	17	$11,372	7.27%	1,075,394	7.96%
Roundy's	9	7,208	4.61%	598,284	4.43%
Dominick's (Safeway)	8	6,271	4.01%	527,671	3.91%
TJX Companies, Inc. (3)	16	5,065	3.24%	510,345	3.78%
Carmax	2	4,021	2.57%	187,851	1.39%
PetSmart	12	3,732	2.39%	287,225	2.13%
Kroger	5	2,990	1.91%	314,109	2.33%
Best Buy	4	2,462	1.57%	183,757	1.36%
The Sports Authority	5	2,340	1.50%	179,364	1.33%
Michael's	8	2,320	1.48%	178,048	1.32%
DSW Shoes (Retail Ventures)	5	2,308	1.48%	119,515	0.89%
Bed Bath & Beyond (4)	6	2,157	1.38%	230,274	1.71%
The GAP (5)	8	1,752	1.12%	129,080	0.96%
OfficeMax	6	1,719	1.10%	144,596	1.07%
Dollar Tree	16	1,588	1.02%	164,465	1.22%
Barnes & Noble	4	1,557	1.00%	92,223	0.68%
Party City	10	1,557	1.00%	106,987	0.79%
Total	141	$60,419	38.65%	5,029,188	37.26%

Notes:
(1) Annualized rent includes joint venture partner's pro rata share.
(2) Includes 10 Jewel Food Stores and 7 Cub Food Stores.
(3) Includes TJ Maxx, Marshalls and AJ Wright stores.
(4) Includes 3 BuyBuy Baby stores.
(5) Includes 6 Old Navy stores and 2 GAP stores.

Source: Company filings as of 12/31/10.

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Inland Real Estate Corporation

14 $15.30 $22.34 $13.53 $11.95 $13.65 $16.97 $14. 95 $15.92 $13.06 $12.14 $16.69 $18.39 $13.70 $10.74 $14.27 $14.04 $15.94 $17.84 $13.70 $12.13 4Q09 Renewals 4Q09 New Leases 1Q10 Renewals 1Q10 New Leases 2Q10 Renewals 2Q10 New Leases 3Q10 Renewals 3Q10 New Leases 4Q10 Renewals 4Q10 New Leases Former Average Base Rent Per Sq. Ft. New Average Base Rent Per Sq. Ft. • For 4Q10 signed 110 leases for rental of 712,447 SF of GLA in the total portfolio – representing increases of 175% in SF leased and 34% in transaction volume over 4Q09 • Continued positive leasing spreads on renewals reflect strength of locations; expect new lease spreads to further stabilize as majority of vacant big-box space has been re-leased. TOTAL PORTFOLIO RENT SPREADS: RELEASING & RETENANTING OPERATING FUNDAMENTALS + 6.6% + 12.0% - 10.1% + 9.1% + 5.0% - 0.1% + 1.3% - 17.7% + 4.6% - 17.3%

15 WELL STAGGERED LEASE EXPIRATIONS • No more than 12% of total portfolio annualized base rent expected to roll in any one year through 2019 Source: Company filings as of 12/31/10. (1) Based on total portfolio (consolidated and unconsolidated properties) and IRC percent ownership) LEASE ROLLOVER AS A % OF CONTRACTUAL RENT1 8.0% 9.8% 11.8% 12.2% 10.3% 6.9% 7.8% 5.7% 7.5% 2011 2012 2013 2014 2015 2016 2017 2018 2019

16 Tenant # Leases Signed by IRC Annual Rent Roundy’s / Pick ‘N Save 6 Leases $ 3.9 Million Kroger / Food 4 Less 4 Leases $ 2.6 Million Dollar Tree 14 Leases $ 1.4 Million Hobby Lobby 2 Leases $ 1.2 Million TJX Co. 4 Leases $ 1.0 Million BuyBuy Baby 3 Leases $ 1.0 Million Gordmans (2) 2 Leases $1.0 Million Office Depot 4 Leases $ 0.9 Million JoAnn Stores (1) 3 Leases $ 0.8 Million Old Navy 2 Leases $ 0.6 Million Party City 4 Leases $ 0.6 Million PetSmart 2 leases $0.6 Million Famous Footwear 4 Leases $ 0.4 Million LEASING EFFICIENCIES Market Concentration Facilitates Multiple Lease Signings Note: Data reflects in-place leases signed by IRC 2004 to 12/31/10. Excludes existing i n-place leases not signed by IRC. (1) Includes one location leased in 4Q10 that is not yet occupied by tenant. (2) The two referenced locations were leased in 4Q10 and are not yet occupied by tenant.

GROWTH FROM EXISTING PORTFOLIO

Asset Improvement Initiatives → Income Growth + Value Enhancement

Completed Asset Improvement Initiatives

Property	Ownership	Value-Add Initiative	Cost	ROI [1]	Year Completed
Medina Marketplace, Medina, OH	Direct	GLA Expansion for Existing Tenant (Giant Eagle), plus Outlot Addition	$ 1.9 MM	12.7%	2010
Park Place, St. Louis Park, MN	Direct	GLA Expansion	$ 0.6 MM	25.4%	2010
Plymouth Town Center, Plymouth, MN	Direct	Outlot Addition	$ 2.5 MM	15.2%	2009
Regal Showplace Outlots, Crystal Lake, IL	NYSTRS JV	Outlot Addition	$ 1.8 MM	15.6%	2008
Mapleview Plaza, Grayslake, IL	NYSTRS JV	GLA Expansion	$ 0.9 MM	19.9%	2008
Riverdale Commons, Coon Rapids, MN	Direct	GLA Expansion	$ 2.7 MM	24.8%	2008
Woodfield Commons (Tower Records), Schaumburg, IL	NYSTRS JV	Repositioning	$ 1.2 MM	47.2%	2007
Burnsville Crossing Outlot, Burnsville, MN	Direct	Outlot Addition	$ 2.1 MM	13.3%	2007
Mankato Heights, Mankato, MN	Direct	GLA Expansion	$ 1.7 MM	15.9%	2006
Greentree Center, Caledonia, WI	NYSTRS JV	GLA Expansion	$ 2.9 MM	24.3%	2006
22nd Street (Party City), Oakbrook Terrace, IL	Direct	Repositioning	$ 2.1 MM	11.2%	2005
Maple Park Place, Bolingbrook, IL	Direct	Repositioning	$ 3.5 MM	15.6%	2005
TOTAL:			**$23.9 MM**	**20.1%** [2]	

Woodfield Commons Before



Woodfield Commons After



Notes:
(1) Annual return on investment (ROI) is based on new capital and actual lease up
(2) Averaged annual return on investment (ROI)

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Inland Real Estate Corporation

18 GROWTH FROM EXISTING PORTFOLIO Asset Improvement Initiatives Income Growth + Value Enhancement In-Process Asset Improvement Initiatives Property Value-Add Initiative Cost ROI 1 Est. Completion Salem Square, Countryside, IL Repositioning & 2 outlot additions $ 3.1 MM 10.2% 2011 Algonquin Commons, Algonquin, IL GLA expansion New tenant: Gordmans $ 3.7 MM 18.5% 2011 Rivertree Court, Vernon Hills, IL Theater conversion & GLA expansion New tenant: Gordmans $ 3.3 MM 22.0% 2011 Crystal Point, Crystal Lake, IL Redevelopment of outlot $ 1.8 MM 11.0% 2012 Edinburgh Festival Outlots, Brooklyn Park, MN Outlot addition $ 2.5 MM 13.0% 2012 TOTAL: $14.4 MM Note: (1) Projected ROI is based on new capital and is pending lease up Salem Square Before Repositioning Salem Square After Repositioning

19 North Aurora Town Centre Phase 1 Savannah Crossing: Essentially Complete DEVELOPMENT PROJECTS Inland Venture Corporation / Expanded Taxable REIT Subsidiary • Established primarily to provide opportunities to expand portfolio – Add completed assets at pre-negotiated market discount or sell them for a profit • 7 development JV projects, representing 2.7 MM SF of retail GLA – Status @ 12/31/10: 1 completed – Orchard Crossing has been added to consolidated portfolio; 2 projects and North Aurora Town Centre Phase 1 categorized as “active”; remainder categorized as “land held for development” • IRC and successful established developers form a “union of expertise” – Developers skilled at sourcing sites, securing big-box anchors – IRC contributes financing, leasing, property management expertise to enhance productivity of new developments – Programmatic JV structures provide opportunities for future projects with existing partners • IRC gains benefits of multiple development talent pools – Diversifies risk – Leverages unique strengths / geographic expertise of each developer Orchard Crossing: Completed & Added to Consolidated Portfolio 2/2011

20 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% $0 $50 $100 $150 $200 $250 $300 $350 $400 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 A c q u i s i ti o n s ($MM ) (1) As of 12/31/2010; includes sold core properties and properties acquired through unconsolidated joint ventures at 100 percent. Excludes IREX JV acquisitions that were completed with no equity contribution from IRC. (2) Acquisition value represents full purchase price, including potential earn-outs . ACQUISITION HISTORY • 8.67% weighted average cap rate for assets acquired 1995 – 20101 • Over half of IRC portfolio acquisitions have been principal to principal transactions; typically get best pricing in private deals PORTFOLIO ACQUISITION HISTORY (1) IRC/NYSTRS/PGGM Acquisitions Acquisition Cap Rate IREX Acquisitions

21 MAINTAINING A STRONG BALANCE SHEET • Equity sales enhance liquidity; provide capital for opportunistic acquisitions: – ATM program sales since inception: 3.0 MM shares sold @ average price of $8.33 per share; net proceeds of $24.5 MM utilized for IPCC JV acquisitions • Extended weighted average term of consolidated debt to 4 yrs from less than 2 yrs at YE 2009 • 2010 financing activity recap: – Renewed for 3-year term unsecured credit facilities; capacity increased from $295 MM to $300 MM ($150 MM term loan and $150 MM bank credit facility) – Addressed $191 MM of property-level debt, including maturing 2010 loans and Jan. 2011 maturities – Locked in historically low rates for new long-term secured debt for 5, 7 and 10-year terms: Completed financings of unencumbered assets totaling $100 MM Proceeds used to pay down line of credit facility; line of credit can be used to pay off secured debt maturing in 2H 2011 • Completed tender/exchange of 4.625% convertible senior notes (“Old Notes”) on 8/6/10 – Repurchased $15 MM of principal amount in Old Notes ($70 MM repurchased since 12/08) – Exchanged $29.2 MM of principal amount in Old Notes due 2026 for 5.0% convertible notes due 2029 (“New Notes”) – $80.8 MM of principal amount in Old Notes remains outstanding; first put date 11/2011 • Development joint ventures: – In 3Q09 extended for up to 2 yrs. $80 MM of development JV loans, invested $19 MM in preferred equity to pay down principal on loans, and negotiated dollar for dollar reductions in guarantees on certain projects – Currently negotiating extensions for development joint venture loans scheduled to mature in 2011 – Minimal near term construction funding required as early projects successfully operating & later projects delayed

22 $160.4 $100.0 $58.4 $54.1 $11.5 $63.8 $89.9 $144.5 $20.4 $63.6 $11.3 $70.3 $19.4 $140.0 $150.0 $125.0 $80.8 $29.2 $45.0 $45.0 2010 2011 (1) 2012 2013 2014 2015 2016 2017 2018 2011 (1) 2012 2013 2014 (2) 2015 2016 2017 2018 2019 2020 2021 CONSOLIDATED DEBT AS OF 12/31/10 CONSOLIDATED DEBT AS OF 12/31/09 CONSOLIDATED DEBT MATURITIES Notes: Secured debt includes principal amortization through maturity. (1) 2011 maturities include $80.8 MM of convertible notes at first put date in 11/2011. (2) Added Algonquin Commons secured debt of $90.9 MM. Secured Debt Term Loan Convertible Notes Line of Credit $300.4 $270.0 $144.6 $195.0 $174.0 $ in Millions

23 JOINT VENTURE STRATEGIES Diversify Capital Resources + Expand Platform + Drive Future Growth Asset Management and Asset Based Joint Venture Strategies Retail Focus IRC Knowledge High Quality Partners ‘Union of Expertise’ Long-term Asset Management Role Value-enhancing

24 ASSET MANAGEMENT JOINT VENTURE Inland Private Capital Corporation (IPCC) Joint Venture • “Union of Expertise” – venture formed 9/06 to explore growth potential of 1031 exchange business – IRC provides acquisition / asset management expertise to premiere 1031 exchange sponsor – IPCC provides syndication expertise and access to large broker / dealer network • IRC earns fee income; takes long-term asset management role • 2007: Acquired $100MM worth of assets – 4 retail properties aggregating 225,900 SF / $32.6MM acquisition value – 5 office properties aggregating 756,400 SF / $117.5MM acquisition value • 2008: Acquired $181MM worth of assets; met 2008 acquisitions goal plus pre-funded 2009 pipeline – 43,000 SF Fox Run Square neighborhood retail center: $23.2MM – 18,000 SF University of Phoenix building: $5.6MM – 840,000 SF Bank of America office buildings (4): $152.6MM 100% closed at 12/31/10; IRR: 14% • 2010: Sourced =$50MM worth of assets – 118,000 SF Farnam Tech Center office buildings: $18.0MM Acquired 7/28/10; 100% closed at 12/31/10; IRR: 20%+ – 36,773 SF University of Phoenix office building: $8.8MM Acquired 9/24/10; 81% closed at 2/25/11 – Two retail assets marketed as part of four property package1: Acquired 8/26 & 9/7; 28% closed at 2/25/11 61,048 SF single-tenant retail property leased to Copps Food Center (Roundy’s): $11.7MM 116,340 SF Harbor Square Plaza: $11.3MM Notes: (1) Four property package includes Walgreens Island Lake, IL & CVS Elk Grove, CA which were not sourced by IRC.

25 ASSET-BASED JOINT VENTURE New York State Teachers’ Retirement System (NYSTRS) JV • Joint venture formed in 2004 to acquire Midwest retail assets • Joint venture portfolio currently includes $334 MM in assets (acquisition value) – $174 MM in assets contributed by IRC to the JV – $160 MM in assets acquired for the JV 2004-2006 • Allocated capital is fully invested Orland Park Place Orland Park, IL

26 STRATEGIC JOINT VENTURE WITH PGGM • 2Q10 formed venture with PGGM (Dutch pension fund administrator/asset manager) -- new growth initiative for IRC (JV ownership: IRC 55%, PGGM 45%) – Target up to $270 MM in acquisitions of grocery anchored & community retail centers in Midwest – Projected total venture size at full investment: approximately $500 MM • Initial contributions 7/2010: PGGM $20 MM of equity, IRC 4 properties with gross equity value of $45 MM • Subsequent commitments: – PGGM: Additional $110 MM of equity -- $50 MM towards contributed properties, plus $60 MM of growth capital toward new acquisitions – IRC: Additional properties contributed only as new assets are acquired • Acquisitions completed for JV to date: $65 MM in total acquisition value – The Point at Clark (6/2010) – Diffley Marketplace (10/2010) – Joffco Square (1/2011) The Point at Clark (Chicago, IL) Diffley Marketplace (Eagan, MN)

27 STRATEGIC JOINT VENTURE WITH PGGM Joint Venture Structure IRC Subsequent Contributions 9 Properties $186MM Gross Value PGGM Subsequent Cash Contributions $50MM PGGM Growth Capital Future Property Acquisitions Cash $60MM Future Property Acquisitions $270MM Gross Value IRC PGGM JOINT VENTURE Target Portfolio Gross Value $500MM Equity Ownership: 55% IRC / 45% PGGM Timing Matched IRC Initial Property Contribution 4 Properties $45MM Gross Value PGGM Initial Cash Contribution $20MM

28 STRATEGIC JOINT VENTURE WITH PGGM Unique Joint Venture Structure Provides Benefits • IRC-PGGM joint venture is immediately accretive way to generate up to $130 MM of growth capital • Monetizes equity value of IRC assets while retaining operating control • Gains on sale become IRC contributions toward new acquisitions • Dilution from initial seeding managed away with matched contributions/acquisitions • Expected to generate approximately $1.6 MM annual net fee income to IRC at full investment

29 $1.1 $1.0 $1.4 $1.2 $1.3 $0.2 $0.3 $0.7 $0.6 2006 2007 2008 2009 2010 $1.4 $1.0 $1.4 $1.2 $1.5 $0.2 $2.4 $3.2 $2.1 $2.1 2006 2007 2008 2009 2010 $1.6 MM $4.6 MM $3.6 MM $3.4 MM $3.3 MM JOINT VENTURE FEE INCOME • Total joint venture fee income compound annual growth rate 22% (2006-2010) • IPCC JV: generated over $10 MM of acquisition and property management fee income 2006-2010 1 • NYSTRS JV: provided $6.1 MM of fee income 2006-2010 1 Source: Company and company filings as of 12/31/10 Notes: (1) Property management JV fee income includes leasing commissions. (2) “Other JV “includes NYSTRS, PGGM, TMK, NARE, Hastings and Pine Tree (Orchard Crossing). $1.7 MM $1.9 MM TOTAL JOINT VENTURE FEE INCOME PROPERTY MANAGEMENT JV FEE INCOME ONLY IREX JV Other JV 2 $1.9 MM $1.2 MM $1.1 MM $16.5 MM $ 7.8 MM

30 • IRC has built a solid foundation for future growth – Necessity & value-based retail in high barrier to entry markets should outperform other retail real estate over time – Centers impacted by big-box vacancies have been re-tenanted with high credit quality, bestin- class retailers that drive additional traffic, attract other retailers and enhance the value of our centers – IRC is growing assets under management and income through capital efficient joint ventures • Developments are flexible and have the potential to add growth • Senior management team has experience successfully managing through economic cycles – Senior management averages 20+ years real estate experience – Independent board members include two well-respected former CEOs of public shopping center companies • IRC continues to execute a capital plan that has strengthened its financial position and provides ongoing flexibility SUMMARY

31 FORWARD-LOOKING STATEMENTS Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010, as may be updated or supplemented by our Form 10-Q filings. These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.